Exhibit 13.2

SECTION 1350 CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002*

In connection  with the annual report of North  American  Nickel Inc.  (formerly Widescope  Resources  Inc.) (the  “Company”)  on Form 20-F for the period ending December 31, 2016 as filed with the  Securities  and Exchange  Commission on the date hereof (the “Report”),  I, Alex Dann,  Chief Financial  Officer of the Company,  certify,  pursuant to 18 U.S.C.  section 1350, as adopted  pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the  Report  containing  the  financial  statements  of the  Company  fully     complies with the requirements of section 13(a) or 15(d), as applicable, of      the Securities Exchange Act of 1934; and

(2)                                 the information  contained in the Report fairly  presents,  in all material     respects, the financial condition and results of operations of the Company.

Date: April 24, 2018

/s/ Chris Hopkins
Chris Hopkins
Chief Financial Officer

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.